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                                                                     EXHIBIT 23

                              INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
Nos. 33-98988, 33-98986 and of USA Detergents, Inc. on Form S-8 of our report dated March 9, 1999, appearing in this Annual Report on Form 10-K of USA Detergents, Inc. for the year ended December 31, 1998.



/s/ Deloitte & Touche LLP

New York, New York
March 30, 1999